UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

Lifeline Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-51069	20-1591429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Lawrence Street, Framingham, Massachusetts	01702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 988-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

At the 2005 Annual Meeting of Shareholders of Lifeline Systems, Inc. (the “Registrant”) held on May 18, 2005, the Registrant’s shareholders approved the 2005 Employee Stock Purchase Plan (the “Plan”). The Plan provides eligible participating employees with an opportunity to purchase shares of the Registrant’s common stock at below fair market value. The total number of shares of common stock (subject to adjustment in the event of stock splits and other similar events) which may be issued pursuant to awards under the Plan is equal to 200,000 shares.

A description of the material terms of the Plan is set forth in the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2005. A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The Exhibit to this report is listed in the Exhibit Index attached hereto.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELINE SYSTEMS, INC.

Date: May 24, 2005	By:	/s/ Mark G. Beucler
Mark G. Beucler Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2005 Employee Stock Purchase Plan